Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of July 2, 2024, by and among Douglas Elliman Inc., a Delaware corporation (the “Company”), and the parties signatory hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

This Agreement is being entered into as contemplated by that certain Securities Purchase Agreement, dated as of the date hereof, between the Company and the Purchasers (the “Purchase Agreement”). This Agreement is a Transaction Document (as defined in the Purchase Agreement).

The Company and each Purchaser hereby agree as follows:

1. Definitions.

Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Additional Registrable Securities” shall have the meaning set forth in Section 2(b).

“Advice” shall have the meaning set forth in Section 7(b).

“Effectiveness Period” shall have the meaning set forth in Section 2(c).

“Filing Date” means, (a) with respect to the Initial Registration Statement required hereunder, the forty-fifth (45th) calendar day following the Closing Date and, (b) with respect to any additional Registration Statements which may be required pursuant to Section 2(d) or Section 3(c), the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities.

“FINRA” shall have the meaning set forth in Section 5.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Initial Registration Statement” means the initial Registration Statement filed pursuant to this Agreement.

“Losses” shall have the meaning set forth in Section 6(a).

“Piggyback Registration” shall have the meaning set forth in Section 2(e).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated by the SEC pursuant to the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means, as of any date of determination, (a) all Conversion Shares issued or issuable upon conversion of the Notes (assuming the Notes are converted in full without regard to any exercise limitations therein), (b) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization, merger, exchange or similar event with respect to the foregoing and (c) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities has been declared effective by the SEC under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144 or (c) such Registrable Securities becoming eligible for sale by the Holder pursuant to Rule 144 without restriction as to volume or manner of sale.

“Registration Statement” means any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including any Prospectus, post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statement.

“Required Holders” means the Holders that own a majority of the Registrable Securities (excluding, for purposes of this determination, any Holder that is the Company, its directors (other than the KLIM Designees), officers or any of its or their Affiliates).

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 416” means Rule 416 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same purpose and effect as such Rule.

“SEC Guidance” means (a) any publicly available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (b) the Securities Act.

“Staff” shall have the meaning set forth in Section 2(d).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided, that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Trading Market for less than four and half (4.5) hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Trading Market (or if the Trading Market does not designate in advance the closing time of trading on the Trading Market, then during the hour ending at 4:00 p.m., New York City time) unless such day is otherwise designated as a Trading Day in writing by the Required Holders.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: The NASDAQ Global Market, The NASDAQ Global Select Market, or The NASDAQ Capital Market, or the New York Stock Exchange, NYSE Arca, or the NYSE MKT (or any successor to any of the foregoing).

“Underwritten Offering” shall have the meaning set forth in Section 2(i).

“Underwritten Offering Notice” shall have the meaning set forth in Section 2(i).

2. Registration of Registrable Securities.

(a) Shelf Registration. On or prior to each Filing Date, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each Registration Statement filed hereunder shall be on Form S-3 or its successor form (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on such form of registration statement as is then available to effect a registration of the resale of the Registrable Securities, subject to the provisions of Section 2(f)) registering the resale from time to time pursuant to any method or combination of methods legally available to, and requested by, the Holders of all of the Registrable Securities then held by such Holders that are not covered by an effective Registration Statement, and shall contain (unless otherwise directed by the Required Holders and approved by the Company or required pursuant to written comments received from the SEC upon a review of such Registration Statement) substantially the “Plan of Distribution” attached hereto as Annex A, provided, however, that no Holder shall be required to be named as an “underwriter” without such Holder’s express prior written consent. Such Registration Statement also shall cover, to the extent allowable under the Securities Act (including Rule 416), such indeterminate number of additional Registrable Securities resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.

(b) Demand Registration. No later than the thirtieth (30th) day immediately following the written demand of any of Holder, and subject to Section 3(j) and Section 3(k), the Company shall prepare and file with the SEC one or more Registration Statements, or amend the Registration Statement filed pursuant to Section 2(a) above if such Registration Statement has not previously been declared effective, covering the resale of all of the Registrable Securities that are not then registered on an effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415. Each such Registration Statement shall be on Form S-3 or its successor form (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the provisions of Section 2(g)) registering the resale from time to time pursuant to any method or combination of methods legally available to, and requested by, the Holders of all of the Registrable Securities then held by such Holders that are not covered by an effective Registration Statement to effect a registration for resale of such additional Registrable Securities not covered by an effective resale registration statement, including any additional Registrable Securities that become issuable pursuant to the terms of the Notes, including upon the exercise of the Notes for Conversion Shares pursuant to the terms of the Notes (the “Additional Registrable Securities”), subject to Section 3(j) and Section 3(k) and shall contain (unless otherwise directed by the Required Holders and approved by the Company or required pursuant to written comments received from the SEC upon a review of such Registration Statement) substantially the “Plan of Distribution” attached hereto as Annex A. Such Registration Statement also shall cover, to the extent allowable under the Securities Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Registrable Securities.

(c) Subject to the terms of this Agreement, the Company shall use its reasonable best efforts to cause a Registration Statement filed under this Agreement (including, without limitation, under Section 3(c)) to be declared effective under the Securities Act as promptly as practicable after the filing thereof and shall use its reasonable best efforts to keep such Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement no longer constitute Registrable Securities pursuant to the definition thereof (the “Effectiveness Period”). The Company shall advise the Holders in writing when the Effectiveness Period has expired. The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 p.m. (New York City time) on a Trading Day. The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such Registration Statement, file a final Prospectus with the SEC as required by Rule 424.

(d) If at any time the staff of the SEC (the “Staff”) takes the position that the offering of some or all of the Registrable Securities in the Registration Statement is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act or requires any Holder to be named as an “underwriter”, the Company shall use its commercially reasonable efforts to seek to persuade the Staff that the offering contemplated by a Registration Statement is a bona fide secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Holders is an “underwriter” or that the number of shares the Company is eligible to register on the Registration Statement should not be so limited. In the event that, despite the Company’s commercially reasonable efforts and compliance with the terms of this Section 2(d), the Staff refuses to alter its position, the Company shall (i) notify the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the SEC, covering the maximum number of Registrable Securities permitted to be registered by the SEC, on Form S-3 or such other form available to register for resale the Registrable Securities as a secondary offering, subject to the provisions of Section 2(f); with respect to filing on Form S-3 or other appropriate form, and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the Staff may require to assure the Company’s compliance with the requirements of Rule 415; provided, however, that the Company shall not agree to name any Holder as an “underwriter” in such Registration Statement without the prior written consent of such Holder.

(e) Notwithstanding any other provision of this Agreement, if the Staff or any SEC Guidance sets forth a limitation on the number of Registrable Securities permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used commercially reasonable efforts to advocate with the SEC for the registration of all or a greater portion of Registrable Securities), unless otherwise directed in writing by a Holder as to its Registrable Securities, the number of securities to be registered on such Registration Statement will be reduced as follows:

i.	First, the Company shall reduce or eliminate any securities to be included other than Registrable Securities; and

ii.	Second, the Company shall reduce Registrable Securities on a pro rata basis based on the total number of unregistered shares of Common Stock beneficially held by such Holders.

In the event of a cutback hereunder, the Company shall give each Holder at least five (5) Trading Days prior written notice along with the calculations as to such Holder’s allotment. In the event the Company amends the Initial Registration Statement in accordance with the foregoing, the Company will use its commercially reasonable efforts to file with the SEC, as promptly practicable, one or more registration statements on Form S-3 or such form of registration statement as is then available to effect a registration of the resale of the Registrable Securities.

(f) Piggyback Registration. If at any time following the date of this Agreement that any Registrable Securities remain outstanding (i) there is not one or more effective Registration Statements covering all of the Registrable Securities and (ii) the Company proposes for any reason to register any shares of Common Stock under the Securities Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders, it shall at each such time promptly give written notice to the Holders of its intention to do so (but in no event less than ten (10) Trading Days before the anticipated filing date) and, to the extent permitted under the provisions of Rule 415 under the Securities Act and SEC Guidance, include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within five (5) days after receipt of the Company’s notice (a “Piggyback Registration”). Such notice shall offer the holders of the Registrable

Securities the opportunity to register such number of shares of Registrable Securities as each such holder may request and shall indicate the intended method of distribution of such Registrable Securities. If the managing underwriter of any underwritten offering shall inform the Company of its opinion that the number of Registrable Securities requested to be included in such registration pursuant to this Section 2(f), when added to the number of other securities to be offered in such registration by the Company, would materially adversely affect the price, timing or distribution of such offering, then the Company shall include in such registration, to the extent of the total number of securities which the Company is so advised can be sold in (or during the time of) such offering without so materially adversely affecting such offering, securities in the following priority: (i) first, all Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock that the Company proposes to register for its own account; (ii) second, the Holders on a pro rata basis based on the number of Registrable Securities subject to registration rights owned by each holder requesting inclusion in relation to the number of securities then owned by all holders requesting inclusion. Notwithstanding the foregoing, (A) if such registration involves an underwritten public offering, the Holders must sell their Registrable Securities to, if applicable, the underwriter(s) at the same price and subject to the same underwriting discounts and commissions that apply to the other securities sold in such offering (it being acknowledged that the Company shall be responsible for other expenses as set forth in Section 5) and subject to the Holders entering into customary underwriting documentation for selling stockholders in an underwritten public offering, and (B) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2(f) and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to cause such registration statement to become effective under the Securities Act, the Company shall deliver written notice to the Holders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(g) If Form S-3 or its successor form is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on such form of registration statement as is then available to effect a registration of the resale of the Registrable Securities and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available; provided, that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(h) Notwithstanding anything to the contrary contained herein, in no event shall the Company be permitted to name any Holder or affiliate of a Holder as any Underwriter without the prior written consent of such Holder unless in response to a comment or request from the Staff; provided, however, that if the SEC requests that a Holder be identified as an Underwriter in any Registration Statement, such Holder will have the opportunity, in its sole and absolute discretion, to either (i) withdraw from such Registration Statement upon its prompt written request to the Company or (ii) be included as such in such Registration Statement.

(i) Underwritten Offerings.

i.

Subject to any applicable restrictions on transfer and to the extent permitted under the Securities Act, one or more Holders of Registrable Securities may, after any Registration Statement filed pursuant to this Agreement becomes effective, deliver a written notice to the Company (the “Underwritten Offering Notice”) specifying that the sale of some or all of the Registrable Securities subject to such Registration Statement, is intended to be conducted through an underwritten offering or an underwritten block trade or bought deal; provided, however, that the Holders may not, without the Company’s prior written consent, launch an underwritten offering or underwritten block trade or bought deal the anticipated gross proceeds of which shall be less than $15,000,000 (unless the Holder, collectively with all of its Affiliates, is proposing to sell all of their remaining Registrable Securities) or launch more than two (2) underwritten offerings or underwritten block trades or bought deals at the request of the Holders within any 365-day period (such qualifying underwritten offering or underwritten block trade or bought deal, an “Underwritten Offering”).

ii.

In the event of an Underwritten Offering, the Holder(s) delivering the Underwritten Offering Notice shall select the managing underwriter(s) to administer the Underwritten Offering; provided, that the choice of such managing underwriter(s) shall be subject to the written consent of the Company, which shall not be unreasonably withheld. The Company and the Holders participating in an Underwritten Offering will enter into an underwriting agreement in customary form, and that is reasonably acceptable to the Company, with the managing underwriter or underwriters selected for such offering.

iii.

Upon receipt of an Underwritten Offering Notice (which, in the case of an Underwritten Offering that is an underwritten block trade or bought deal, shall be received by the Company not less than four (4) Trading Days prior to the day such offering is first anticipated to commence), the Company shall promptly deliver to each other Holder written notice thereof and if, within five (5) Trading Days after the date of the delivery of such notice (or one Trading Day in the case of an Underwritten Offering that is an underwritten block trade or bought deal), a Holder shall so request in writing, the Company shall as expeditiously as practicable use its reasonable best efforts to facilitate such Underwritten Offering include in such Underwritten Offering all or any part of such Holder’s Registrable Securities as such Holder requests to be registered, subject to Section 2(i)(iv).

iv.

The Company will not include in any Underwritten Offering pursuant to this Section 2(i) any securities that are not Registrable Securities without the prior written consent of the Holder(s) participating in such Underwritten Offering, such consent not to be unreasonably withheld. If the managing underwriter or underwriters advise the Company and such Holder(s) in writing that in its or their good faith opinion the number of Registrable Securities (and, if permitted hereunder, other securities requested to be included in such offering) exceeds the number of securities which can be sold in such offering in light of market conditions or would materially adversely affect the price, timing or distribution of such offering, the Company will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: first, the Registrable Securities of the Holders that have requested to participate in such Underwritten Offering, allocated pro rata among such Holders on the basis of their respective then-owned Registrable Securities, and second, any other securities of the Company that have been requested to be so included.

3. Registration Procedures.

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) as promptly as reasonably practicable prior to the filing of each Registration Statement or any related Prospectus or any amendment or supplement thereto, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents will be subject to review by such Holders and the Company shall consider incorporating into such document any comments of such Holder received by the Company within three (3) Trading Days of furnishing such copies, and (ii) cause its officers and directors, counsel and independent registered public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Required Holders shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than three (3) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendments or supplements thereto. Each Holder agrees to furnish to the Company a completed customary selling stockholder questionnaire in a form acceptable to the Company as promptly as reasonably practicable prior to the Filing Date;

(b) (i) prepare and file with the SEC such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and to comply with the provisions of the Securities Act and the Exchange Act with respect to the distribution of all of the Registrable Securities covered thereby and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities, (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond as promptly as reasonably practicable to any comments received from the SEC or the Staff with respect to a Registration Statement or any amendment thereto and provide as promptly as reasonably practicable to the Holders true and complete copies of all correspondence from and to the SEC and the Staff relating to a Registration Statement (provided that, the Company shall excise any information contained therein which would constitute material non-public information regarding the Company or any of its Subsidiaries) and each of the Holders shall have the opportunity to object to any information pertaining to itself that is contained therein and the Company will make the corrections reasonably requested by such Holder with respect to such information prior to filing any Registration Statement or amendment thereto or any Prospectus or any supplement thereto, (iv) use reasonable best efforts to cause all

Registrable Securities covered by a Registration Statement to be listed on each Trading Market on which similar securities issued by the Company are then listed, and (v) comply in all material respects with the applicable provisions and rules of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented;

(c) file as soon as reasonably practicable, but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than the number of Registrable Securities if during the Effectiveness Period, the number of Registrable Securities at any time exceeds one hundred percent (100%) of the number of shares of Common Stock then registered in a Registration Statement;

(d) notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) below, be accompanied by an instruction to suspend the use of the Prospectus, and the Holders shall immediately suspend the use of such Prospectus, until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement and whenever the SEC comments in writing on such Registration Statement, and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose, (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (vi) of the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided, however, that in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company or any of its Subsidiaries;

(e) use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order stopping or suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

(f) prior to any public offering of Registrable Securities, use reasonable best efforts to register or qualify or cooperate with the Holders in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Holders and do any and all other acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

(g) furnish to each Holder, without charge, (i) at least one conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Holder, and all exhibits to the extent requested by such Holder (including those previously furnished or incorporated by reference); provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form, and (ii) such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder that are covered by the related Registration Statement promptly after any such request;

(h) subject to the terms of this Agreement, consent to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d) or Section 3(j);

(i) if requested by a Holder, cooperate with such Holder to facilitate the timely preparation and delivery of a book-entry statement representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which book-entry statement representing Registrable Securities shall be free, to the extent permitted by the Securities Act, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holder may request;

(j) upon the occurrence of any event contemplated by Section 3(d), but subject in any event to Section 3(k) below, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(k) upon prior written notice to the Holder, the Company may postpone the filing of a demanded Registration Statement or suspend the initial effectiveness or continued use of any shelf Registration Statement for a reasonable “blackout period” not in excess of sixty (60) calendar days if the board of directors determines in good faith that such registration or offering could (i) materially interfere with a bona fide business acquisition or divestiture or financing transaction of the Company or is reasonably likely to require premature disclosure of information, the premature disclosure of which could materially and adversely affect the Company or (ii) require the inclusion, in any related Registration Statement, of financial statements that are unavailable to the Company for reasons beyond the Company’s control; provided, that the Company shall not delay the filing of any demanded Registration Statement more than twice in any 12-month period; provided further, that in the event there are two blackout periods in any 12-month period, such blackout periods may not occur consecutively. The blackout period will end upon the earlier to occur of, (A) in the case of a bona fide business, acquisition or divestiture or financing transaction, a date not later than sixty (60) calendar days from the date such deferral commenced or (B) in the case of disclosure of material non-public information or in the case that financial statements are unavailable to the Company for reasons beyond the Company’s control, the earlier to occur of (x) the filing by the Company of its next succeeding Form 10-K or Form 10-Q, and (y) the date upon which such information is otherwise disclosed;

(l) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the Securities Act and the Exchange Act, including, without limitation, Rule 172 under the Securities Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the Securities Act, promptly inform the Holders in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Holders are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder;

(m) use its reasonable best efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities;

(n) with a view to making available to the Holders the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company, including the Registrable Securities, to the public without registration, (i) if the Company is subject to the reporting requirement of Sections 13 or 15(d) of the Exchange Act, file in a timely manner all reports and other documents required, if any, to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted thereunder or (ii) if the Company is not subject to the reporting requirement of Sections 13 or 15(d) of the Exchange Act, make available information necessary to comply with Section 4(a)(7) of the Securities Act and Rule 144, if available, with respect to resales of the Registrable Securities under the Securities Act, at all times, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (x) Section 4(a)(7) of the Securities Act and Rule 144 promulgated under the

Securities Act (if available with respect to resales of the Registrable Securities), as such rules may be amended from time to time or (y) any other rules or regulations now existing or hereafter adopted by the SEC. Upon the reasonable request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such information requirements, and, if not, the specific reasons for non-compliance;

(o) in the event that the Registrable Securities are being offered in an Underwritten Offering, furnish to the Holder(s) participating in such Underwritten Offering and their respective counsel and to the underwriters of the securities being registered and their respective counsel such reasonable number of copies of the Registration Statement, preliminary prospectus and final Prospectus as such Holder(s) or such underwriters may reasonably request in order to facilitate the public offering or other disposition of such securities;

(p) in connection with an Underwritten Offering, the Company shall cause its officers to use their commercially reasonable efforts to support the marketing of the Registrable Securities covered by such offering (including participation in “road shows” or other similar marketing efforts) to the extent reasonably necessary, in the view of the managing underwriter(s), to support the proposed sale of Registrable Securities pursuant to such Underwritten Offering; provided, that the aggregate number of days of any “road show” presentations in connection with an Underwritten Offering shall not exceed three (3) Business Days and such officers may decline a request to travel for such “road show” (in their sole discretion);

(q) use reasonable best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, an opinion dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to Holders and the underwriters, if any, a “negative assurances letter”, dated such date of the legal counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and a letter dated such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to Holders and the underwriters, such letter to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings or, if acceptable to the underwriters, a “bringdown” of any comfort letter, and on the date that is one Trading Day prior to the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, a letter dated such date from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to Holders and the underwriters, such letter to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings;

(r) in connection with a customary due diligence review, make available for inspection by the Holders, any underwriter participating in any such disposition of Registrable Securities, if any, and any counsel or accountants retained by the Holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information and participate in customary due diligence sessions in each case reasonably requested by any such representative, underwriter, counsel or accountant in connection with such Registration Statement; and

(s) cooperate with each Holder and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of reasonable best efforts to obtain FINRA’s pre-clearance or pre-approval of the registration statement and applicable Prospectus upon filing with the SEC.

4. Furnishing of Holder Information. The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and the natural persons thereof that have voting and dispositive control over the shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information, the Company shall not be liable for any such failure of the Company to meet its obligations hereunder.

5. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement, other than underwriting discounts or commissions, if any, deducted from the proceeds in respect of any Registrable Securities. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses of the Company’s counsel and independent registered public accountants) (i) with respect to filings made with the SEC, (ii) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (iii) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determinations of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders), and (iv) with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with the Financial Industry Regulatory Authority (“FINRA”) pursuant to FINRA Rule 5110 or any similar rule of FINRA, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing any Prospectuses if the printing of any such Prospectus is reasonably requested by the Holders included in the Registration Statement)), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) Securities Act and/or Exchange Act liability insurance, if the Company so desires such insurance, and (f) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

6. Indemnification.

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members and partners agents, brokers, investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, stockholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (A) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), (B) in the case of an occurrence of an event of the type specified in Section 3(d)(iii) – (v), or (C) during a suspension of the Registration Statement contemplated by Section 3(j), the use by such Holder of an outdated, defective or otherwise unavailable Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated, defective or otherwise unavailable for use by such Holder and prior to the receipt by such Holder of the Advice contemplated in Section 7(c). The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified person and shall survive the transfer of any Registrable Securities by any of the Holders in accordance with Section 7(g).

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title), each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of relating to: any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company expressly for inclusion in such Registration Statement or such Prospectus or (ii) to the extent, but only to the extent, that such information relates to such Holder’s information provided in any selling stockholder questionnaire or the proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or in any amendment or supplement thereto. In no event shall the liability of a selling Holder be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 6 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof, provided that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses, (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding, or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The

Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 6) shall be paid to the Indemnified Party, as incurred, within ten Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) not to be entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 6(a) or Section 6(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in Section 6(a) or Section 6(b)was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. In no event shall the contribution obligation of a Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such Holder in connection with any claim relating to this Section 6 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7. Miscellaneous.

(a) Remedies. In the event of a breach by the Company or by a Holder of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, shall be entitled to specific performance of its rights under this Agreement. Each of the Company and each Holder agrees that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d)(iii) through (vi) or Section 3(j), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed.

(c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holders of 50.1% or more of the then outstanding Registrable Securities, provided that, if any amendment, modification or waiver disproportionately and adversely impacts a Holder (or group of Holders) the consent of such disproportionately impacted Holder (or group of Holders) shall be required. If a Registration Statement does not register all of the Registrable Securities pursuant to a waiver or amendment done in compliance with the previous sentence, then the number of Registrable Securities to be registered for each Holder shall be reduced pro rata among all Holders and each Holder shall have the right to designate which of its Registrable Securities shall be omitted from such Registration Statement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of a Holder or some Holders and that does not directly or indirectly affect the rights of other Holders may be given only by such Holder or Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the first sentence of this Section 7(c). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

(d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may not assign (except by merger) its rights or obligations hereunder without the prior written consent of all of the Holders of the then outstanding Registrable

Securities. No Holder may assign its rights or obligations hereunder without the written consent of the Company, except that a Holder may, without the prior consent of the Company, assign its rights and obligations hereunder in connection with a transfer of Securities permitted by Section 4.1 of the Purchase Agreement.

(f) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Neither the Company nor any of its Subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(g) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

(h) Governing Law. This Agreement and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted exclusively in accordance with, the law of the State of New York without giving effect to any conflict of laws.

(i) Entire Agreement. This Agreement, together with the other Documents, contains the entire agreement between the parties hereto with respect to the transactions contemplated herein and therein and supersedes all prior representations, agreements, covenants and understandings, whether oral or written, related to the subject matter of this Agreement and the other Documents.

(j) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(l) Headings. The headings in this Agreement are for convenience only, do not constitute a part of the Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(m) JURISDICTION; WAIVER. EACH PARTY HEREBY ACKNOWLEDGES THAT THIS AGREEMENT IS BEING SIGNED BY EACH OTHER PARTY IN PARTIAL CONSIDERATION OF SUCH OTHER PARTY’S RIGHT TO ENFORCE IN THE JURISDICTION STATED BELOW THE TERMS AND PROVISION OF THIS AGREEMENT AND THE DOCUMENTS. EACH PARTY IRREVOCABLY CONSENTS TO THE EXCLUSIVE AND SOLE JURISDICTION IN NEW YORK, NEW YORK AND VENUE IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK FOR SUCH PURPOSES AND WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE AND ANY OBJECTION THAT NEW YORK, NEW YORK IS NOT CONVENIENT. EACH PARTY HEREBY WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST ANY OTHER PARTY IN ANY JURISDICTION EXCEPT NEW YORK, NEW YORK. EACH PARTY HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY WITH RESPECT TO ANY MATTER WHATSOEVER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN, THE DOCUMENTS AND/OR THE TRANSACTIONS WHICH ARE THE SUBJECT OF THE DOCUMENTS.

(n) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Holders are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by this Agreement or any other matters, and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or transactions. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose. The use of a single agreement with respect to the obligations of the Company contained was solely in the control of the Company, not the action or decision of any Holder, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Holder. It is expressly understood and agreed that each provision contained in this Agreement is between the Company and a Holder, solely, and not between the Company and the Holders collectively and not between and among Holders.

********************

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY: DOUGLAS ELLIMAN INC.

By:	/s/ J. Bryant Kirkland III
Name:	J. Bryant Kirkland III
Title:	Senior Vice President and Chief Financial Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO RRA]

Name of Holder:	KLCP Fund III (EU) Master AIV LP

Signature of Authorized Signatory of Holder:	/s/ Anthony Pasqua

Name of Authorized Signatory:	Anthony Pasqua

Title of Authorized Signatory:	Authorized Signatory

[SIGNATURE PAGES CONTINUE]

[SIGNATURE PAGE OF HOLDERS TO RRA]

Name of Holder:	KLIM Delta HQC3

Signature of Authorized Signatory of Holder:	/s/ Anthony Pasqua

Name of Authorized Signatory:	Anthony Pasqua

Title of Authorized Signatory:	Authorized Signatory

ANNEX A

PLAN OF DISTRIBUTION

The Company is registering the resale by the selling stockholders or their permitted transferees of shares of common stock issuable upon conversion of the Notes. We will not receive any of the proceeds from the sale of shares of common stock by the selling stockholders.

We will pay all expenses incurred in connection with the registration of shares of common stock pursuant to the Registration Rights Agreement, including all fees of the SEC, blue sky registration and filing fees, listing notices and filing fees, printing fees and expenses, transfer agents’ and registrars’ fees and expenses and all fees and expenses of our outside counsel and independent registered public accounting firm. The selling stockholders will pay all selling expenses, including any broker’s fees or commissions, and fees or expenses of outside counsel to any selling stockholder.

The shares of common stock issuable upon conversion of the Notes that are beneficially owned by the selling stockholders covered by this prospectus may be offered and sold from time to time by the selling stockholders. The term “selling stockholders” includes transferees or other successors in interest selling common stock received from, or common stock issuable upon the conversion of Notes received from, a selling stockholder as a permitted transfer in accordance with the terms of the Purchase Agreement, as further described below. The selling stockholders will act independently of us in making decisions with respect to the timing, manner and size of each sale. Such sales may be made on one or more exchanges or otherwise, at prices and under terms then prevailing or at prices related to the then current market price or in negotiated transactions. If underwriters are used in the sale, such underwriters will acquire the shares for their own account. These sales may be at a fixed price or varying prices, which may be changed, or at market prices prevailing at the time of sale, at prices relating to prevailing market prices or at negotiated prices. The common stock may be offered to the public through underwriting syndicates represented by managing underwriters or by underwriters without a syndicate. The obligations of the underwriters to purchase the common stock will be subject to certain conditions. The underwriters will be obligated to purchase all the common stock offered if any of the common stock is purchased.

Selling stockholders may use any one or more of the following methods when selling shares of common stock offered by this prospectus:

•	purchases by a broker-dealer as principal and resale by such broker-dealer for its own account pursuant to this prospectus;

•	ordinary brokerage transactions and transactions in which the broker solicits purchasers;

•	block trades in which the broker-dealer so engaged will attempt to sell the common stock as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	an over-the-counter distribution in accordance with the rules of NYSE;

•	through one or more underwritten offerings on a firm commitment or best efforts basis;

•	settlement of short sales entered into after the date of this prospectus;

•	agreements with broker-dealers to sell a specified number of the common stock at a stipulated price per share;

•

in “at the market” offerings, as defined in Rule 415 under the Securities Act, at negotiated prices, at prices prevailing at the time of sale or at prices related to such prevailing market prices, including sales made directly on a national securities exchange or sales made through a market maker other than on an exchange or other similar offerings through sales agents;

•	directly to purchasers, including through a specific bidding, auction or other process or in privately negotiated transactions;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise; or

•	through a combination of any of the above methods of sale or any other method permitted pursuant to applicable law.

There can be no assurance that the selling stockholders will sell all or any of the common stock offered by this prospectus. In addition, the selling stockholders may also sell common stock under Rule 144 under the Securities Act, if available, or in other transactions exempt from registration, rather than under this prospectus. The selling stockholders have the sole and absolute discretion not to accept any purchase offer or make any sale of common stock if they deem the purchase price to be unsatisfactory at any particular time.

The selling stockholders also may transfer the shares of common stock offered by this prospectus in other circumstances permitted by the Purchase Agreement, in which case the transferees or other successors-in-interest will be the selling beneficial owners for purposes of this prospectus.

A selling stockholder may enter into derivative transactions with third parties, or sell common stock not covered by this prospectus to third parties in privately negotiated transactions. If a prospectus supplement indicates, in connection with those derivatives, the third parties may sell common stock covered by this prospectus, including in short sale transactions. If so, the third party may use common stock pledged by any selling stockholder or borrowed from any selling stockholder or others to settle those sales or to close out any related open borrowings of stock, and may use common stock received from any selling stockholder in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and will be identified in any applicable prospectus supplement. In addition any selling stockholder may otherwise loan or pledge common stock to a financial institution or other third party that in turn may sell the common stock short using this prospectus. Such financial institution or other third party may transfer its economic short position to investors in our common stock or in connection with a concurrent offering of other securities. In effecting sales, broker-dealers or agents engaged by the selling stockholders may arrange for other broker-dealers to participate. Broker-dealers or agents may receive commissions, discounts or concessions from the selling stockholders in amounts to be negotiated immediately prior to the sale.

If at the time of any offering made under this prospectus a member of the Financial Industry Regulatory Authority (“FINRA”) participating in the offering has a “conflict of interest” as defined in FINRA Rule 5121 (“Rule 5121”), that offering will be conducted in accordance with the relevant provisions of Rule 5121.

In offering the common stock covered by this prospectus, the selling stockholders and any underwriters, broker-dealers or agents who execute sales for the selling stockholders may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. Any discounts, commissions, concessions or profit they earn on any resale of such common stock may be underwriting discounts and commissions under the Securities Act. To our knowledge, there are currently no plans, arrangements or understandings between the selling stockholders and any broker-dealer or agent regarding the sale of the common stock by the selling stockholders.

The underwriters, broker-dealers and agents may engage in transactions with us or the selling stockholders, or perform services for us or the selling stockholders, in the ordinary course of business.

In order to comply with the securities laws of certain states, if applicable, the common stock must be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states the common stock may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The selling stockholders and any other persons participating in the sale or distribution of the common stock will be subject to applicable provisions of the Securities Act and the Exchange Act, and the rules and regulations thereunder, including, without limitation, Regulation M. These provisions may restrict certain activities of, and limit the timing of purchases and sales of any of the common stock by, the selling stockholders or any other person, which limitations may affect the marketability of the shares of the common stock.

We will make copies of this prospectus available to the selling stockholders upon request for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any agent, broker-dealer or underwriter that participates in transactions involving the sale of the common stock against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against certain liabilities, including certain liabilities under the Securities Act, the Exchange Act or other federal or state law. Agents, broker-dealers and underwriters may be entitled to indemnification by us and the selling stockholders against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents, broker-dealers or underwriters may be required to make in respect thereof.